Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

5. Income Taxes

The income tax benefits are as follows:

	Years ended December 31,
	2013	2012
Current	$—	$22
Total income tax benefit	$—	$22

The applicable German statutory tax rate was 29.13% for the years ended December 31, 2013 and 2012. The principal differences between income taxes computed at the German statutory tax rate and the effective tax rate are as follows:

	Years ended December 31,
	2013	2012
Income tax expense (benefit) at the German statutory rate	$19,280	$(675,866)
Increase in allowances on deferred tax assets	(37,210)	666,417
Nondeductible expenses	17,930	9,444
Other	—	(17)
Total income tax expense (benefit)	$—	$(22)

The components of deferred tax assets and liabilities related to net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income taxes purposes were as follows:

	December 31,
	2013	2012
Deferred tax assets
Net operating loss carryforwards	$16,859,179	$15,174,927
Deferred revenue	138,378	1,243,487
Equity issuance cost	102,935	98,813
Bank loan	23,014	—

Total deferred tax assets	17,123,506	16,517,227

Valuation allowance	17,053,767	16,407,955

Net deferred tax assets	69,739	109,272

Deferred tax liabilities
Useful life adjustment fixed assets	54,303	70,790
Bank loan	—	12,343
Adjustment restoration costs	—	10,008
Adjustment accruals	15,436	7,120
Market value of money market funds	—	9,011

Total deferred tax liabilities	69,739	109,272

Net deferred tax asset/(liability)	$—	$—

There were no other changes in the valuation allowance of deferred tax assets other than foreign currency impact.

As of December 31, 2013 and 2012, Pieris AG had net operating loss carryforwards on German corporate income tax of $58,500,460 and $52,637,482, respectively, and on trade tax of $57,153,994 and $51,466,509, respectively. The operating loss carryforwards generated are subject to restrictions under German tax law. These regulations may limit the future use of operating loss carryforwards if there is a change in ownership. After the balance sheet date, as a result of the Acquisition, the Company may have lost some or all of the unused German corporate income and trade tax loss carryforwards existing or realized at the time of the Acquisition.

Management of Pieris AG has evaluated the evidence bearing upon the realizability of its deferred tax assets, including Pieris AG’s history of operating losses, and has concluded that it is more likely than not that Pieris AG may not realize the benefit of its deferred tax assets. Accordingly, the deferred tax assets have been fully reserved to the extent not offset by deferred tax liabilities at December 31, 2013 and 2012. The valuation allowance increased by $645,812 during the year ended December 31, 2013 primarily as a result of foreign currency impact. As there are currently no significant uncertain tax positions, no liability for unrecognized tax positions have been recognized. Pieris AG files tax returns in Germany and is generally no longer subject to tax examinations for years prior to 2009.